UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

(Date of earliest event reported): April 4, 2007

ARCHON CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-9481	88-0304348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

4336 Losee Road, Suite 5

North Las Vegas, Nevada 89030

(Address of principal executive office and zip code)

(775) 732-9120

(Registrant’s telephone number, including area code)

Check the appropriate box bellow if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01	Regulation FD Disclosure

On April 4, 2007, Archon Corporation (“Company”) sent its response to a letter dated March 23, 2007 delivered to the Company by Mercury Real Estate Advisors, LLC. (“Mercury”). Mercury is the representative of Mercury Real Estate Securities Fund, L.P. and Mercury Real Estate Securities Offshore Fund Limited, the Plaintiffs in an action brought against the Company previously disclosed in an 8-K filed on November 13, 2006.

The letter responding to Mercury by the Company is attached hereto as an exhibit.

ITEM 9.01	Financial Statements And Exhibits

(d)	Exhibits

The following Exhibit is furnished herewith:

Exhibit Number	Description

99.1	Letter To Mercury Real Estate Advisors, LLC Dated April 4, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARCHON CORPORATION

By:	/s/ Paul W. Lowden
Name:	Paul W. Lowden
Title:	Chairman of the Board, President and CEO

Dated: April 4, 2007